Exhibit 99.1

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CHESAPEAKE LODGING TRUST REPORTS SECOND QUARTER RESULTS

ANNAPOLIS, MD, August 4, 2010 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended June 30, 2010.

CONSOLIDATED FINANCIAL RESULTS

For the second quarter 2010, the Company reported total revenue of $11.8 million and net income of $1.4 million, or $.15 per diluted share. Funds from operations (FFO) were $2.1 million, or $.23 per diluted share, and Adjusted FFO was $2.7 million, or $.30 per diluted share. Net income before interest, income taxes, and depreciation and amortization (Corporate EBITDA) was $2.1 million, or $.23 per diluted share, and Adjusted Corporate EBITDA was $2.7 million, or $.29 per diluted share.

For the six months ended June 30, 2010, the Company reported total revenue of $14.2 million and net income of $0.1 million, or $.01 per diluted share. FFO was $1.0 million, or $.11 per diluted share, and Adjusted FFO was $2.3 million, or $.25 per diluted share. Corporate EBITDA was $0.9 million, or $.10 per diluted share, and Adjusted Corporate EBITDA was $2.2 million, or $.24 per diluted share.

FFO, Adjusted FFO, Corporate EBITDA and Adjusted Corporate EBITDA are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

ACQUISITION ACTIVITY

On June 1, 2010, the Company acquired the 188-room Hilton Checkers Los Angeles located in Los Angeles, California for approximately $45.9 million. The acquisition was funded by proceeds from the Company’s initial public offering (IPO) and concurrent private placements. The Company entered into an agreement with Crestline Hotels & Resorts, Inc. to operate the hotel under the Hilton flag.

BALANCE SHEET / LIQUIDITY

As of June 30, 2010, the Company had $11.2 million of cash and cash equivalents. Total assets were $175.3 million, including $158.6 million of real estate, and shareholders’ equity was $170.3 million.

For the six months ended June 30, 2010, the Company generated $3.8 million of cash flows from operating activities, used $161.7 million in net investing activities, including $159.0 million to acquire the Hyatt Regency Boston and Hilton Checkers Los Angeles, and obtained $169.1 million from net financing activities, including $169.4 million from the Company’s IPO and the concurrent private placements.

SUBSEQUENT EVENTS

On July 30, 2010, the Company entered into a credit agreement to obtain a $115 million, two-year secured revolving credit facility with a syndicate of banks. The facility is led by Wells Fargo Bank, N.A., as administrative agent, and JPMorgan Chase Bank, N.A., as syndication agent. The amount that the Company can borrow under the revolving credit facility is based on the value of the Company’s hotel properties included in the borrowing base, as defined in the

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

credit agreement. Borrowings under the revolving credit facility bear interest equal to LIBOR, plus 3.75%, subject to a LIBOR floor of 2.00%. The credit agreement contains standard financial covenants, including certain leverage ratios, coverage ratios, and a minimum tangible net worth requirement. Subject to certain conditions, the facility allows for a one-year extension.

Also on July 30, 2010, the Company acquired the 153-room Courtyard Anaheim at Disneyland Resort in Anaheim, California for approximately $25.1 million and the 430-room Boston Marriott Newton in Newton, Massachusetts for approximately $77.2 million. The Company entered into an agreement with Tarsadia Hotels to operate the Courtyard Anaheim at Disneyland Resort under the Courtyard by Marriott flag and entered into an agreement with TPG Hospitality, Inc. to operate the Boston Marriott Newton under the Marriott flag. The Courtyard Anaheim at Disneyland Resort and Boston Marriott Newton acquisitions were funded by a $105 million borrowing under the Company’s revolving credit facility.

RECAP OF FIRST SIX MONTHS

Approximately six months ago, the Company completed its IPO and concurrent private placements and commenced operations. Since that time, the Company has successfully executed the business plan it disclosed to prospective investors in January 2010. The Company has put in place a $115 million revolving credit facility with a reputable lending syndicate that will provide capital flexibility as it continues to grow. Deploying proceeds from the IPO, private placements, and the revolving credit facility, the Company has invested approximately $260.3 million in four high-quality hotel properties, $189.3 million or 73% of which was invested in the Boston market.

“We are very pleased with our Company’s accomplishments over the last six months,” said James L. Francis, Chesapeake’s President and Chief Executive Officer. “We are excited about our recent acquisitions, especially the Boston Marriott Newton which is our second hotel acquisition in the Boston market. The Boston market is recovering exceptionally well, with

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

RevPAR in 2010 up 13.7% over 2009. We expect that our two Boston properties will drive significant EBITDA growth for our portfolio over the next few years. We expect to generate between $26.0 million and $28.6 million of Hotel EBITDA in 2011 for a yield on our $260.3 million of invested capital of 10% to 11%. As a result of the strong operating performance and limited capital needs of our portfolio, we expect to start paying a meaningful dividend in the second half of 2010.”

NON-GAAP FINANCIAL MEASURES

The Company reports the following five non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) FFO, (2) Adjusted FFO, (3) Corporate EBITDA, (4) Adjusted Corporate EBITDA, and (5) Hotel EBITDA. A reconciliation of these non-GAAP financial measures is included in the accompanying financial tables.

FFO – The Company calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Company believes that FFO provides investors a useful financial measure to evaluate the Company’s operating performance.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Adjusted FFO – The Company further adjusts FFO for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Company adjusts for hotel property acquisition costs and non-cash amortization of intangible assets. The Company believes that Adjusted FFO provides investors with another financial measure of its operating performance that is more comparable between periods.

Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Company believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Company’s operating performance, excluding the impact of the Company’s capital structure (primarily interest expense) and the Company’s asset base (primarily depreciation and amortization).

Adjusted Corporate EBITDA – The Company further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Company adjusts for hotel property acquisition costs and non-cash amortization of intangible assets. The Company believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that is more comparable between periods.

Hotel EBITDA – Hotel EBITDA is defined as total revenues less total hotel operating expenses. The Company believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Company’s hotel operating performance.

CONFERENCE CALL

The Company will host a conference call this morning at 10:00 a.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

89913840. A simultaneous webcast of the call will be available on the Company’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.

A replay of the conference call will be available two hours after the live call until midnight on August 11, 2010. To access the replay, dial (800) 642-1687 (U.S./Canadian callers) or (706) 645-9291 (International callers). The conference call ID is 89913840. A webcast replay and transcript of the conference call will be archived and available on the Company’s website for 12 months.

ABOUT CHESAPEAKE LODGING TRUST

Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business, airport and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Company owns four hotel properties with an aggregate of 1,269 rooms in two states. Additional information can be found on the Company’s website at www.chesapeakelodgingtrust.com.

Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results, such as the Company’s expectations regarding its future Hotel EBITDA and dividend-paying ability. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: our ability to complete acquisitions; our ability to continue to satisfy complex rules in order for us to remain a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the SEC. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of August 4, 2010, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	June 30, 2010	December 31, 2009
	(unaudited)
ASSETS
Property and equipment, net	$122,657	$—
Intangible asset, net	35,953	—
Cash and cash equivalents	11,160	23
Restricted cash	438	—
Accounts receivable, net	3,133	—
Prepaid expenses and other assets	1,981	412

Total assets	$175,322	$435

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable and accrued expenses	$5,056	$185
Related-party loan	—	249

Total liabilities	5,056	434

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; no shares issued and outstanding, respectively	—	—
Common shares, $.01 par value; 400,000,000 shares authorized; 9,349,813 shares and 100,000 shares issued and outstanding, respectively	93	1
Additional paid-in capital	170,107	—
Retained earnings	66	—

Total shareholders’ equity	170,266	1

Total liabilities and shareholders’ equity	$175,322	$435

CHESAPEAKE LODGING TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended June 30, 2010	Six Months Ended June 30, 2010

REVENUE
Rooms	$8,769	$10,576
Food and beverage	2,710	3,238
Other	296	382

Total revenue	11,775	14,196

EXPENSES
Hotel operating expenses:
Rooms	1,833	2,300
Food and beverage	1,801	2,230
Other direct	196	242
Indirect	3,439	4,321

Total hotel operating expenses	7,269	9,093
Depreciation and amortization	744	952
Intangible asset amortization	130	152
Corporate general and administrative:
Share-based compensation	429	829
Hotel property acquisition costs	453	1,127
Other	1,407	2,094

Total operating expenses	10,432	14,247

Operating income (loss)	1,343	(51)

Interest income	36	85

Income before income taxes	1,379	34

Income tax benefit (expense)	(12)	32

Net income	$1,367	$66

Net income per share:
Basic	$0.15	$0.01
Diluted	$0.15	$0.01

Weighted-average number of common shares outstanding:
Basic	9,098,930	9,083,306
Diluted	9,111,597	9,094,891

CHESAPEAKE LODGING TRUST

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

(unaudited)

Six Months Ended June 30, 2010
Cash flows from operating activities:
Net income	$66
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	952
Intangible asset amortization	152
Share-based compensation	829
Changes in assets and liabilities:
Accounts receivable, net	(1,976)
Prepaid expenses and other assets	(91)
Accounts payable and accrued expenses	3,837

Net cash provided by operating activities	3,769

Cash flows from investing activities:
Acquisition of hotel properties, net of cash acquired	(159,007)
Deposit on hotel property acquisition	(750)
Improvements and additions to hotel properties	(1,497)
Change in restricted cash	(438)

Net cash used in investing activities	(161,692)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	171,131
Payment of offering costs related to sale of common shares	(1,644)
Repurchase of common shares	(1)
Repayment of related-party loan	(249)
Deposit on loan application	(50)
Payment of deferred financing costs	(127)

Net cash provided by financing activities	169,060

Net increase in cash	11,137
Cash and cash equivalents, beginning of period	23

Cash and cash equivalents, end of period	$11,160

CHESAPEAKE LODGING TRUST

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data)

(unaudited)

The following table reconciles net income to FFO and Adjusted FFO for the three and six months ended June 30, 2010:

	Three Months Ended June 30, 2010	Six Months Ended June 30, 2010

Net income	$1,367	$66
Add: Depreciation and amortization	744	952

FFO	2,111	1,018

Add: Hotel property acquisition costs	453	1,127
Intangible asset amortization	130	152

Adjusted FFO	$2,694	$2,297

FFO per share:
Basic	$0.23	$0.11
Diluted	$0.23	$0.11

Adjusted FFO per share:
Basic	$0.30	$0.25
Diluted	$0.30	$0.25

The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three and six months ended June 30, 2010:

	Three Months Ended June 30, 2010	Six Months Ended June 30, 2010

Net income	$1,367	$66
Add: Depreciation and amortization	744	952
Income tax expense (benefit)	12	(32)
Less: Interest income	(36)	(85)

Corporate EBITDA	2,087	901

Add: Hotel property acquisition costs	453	1,127
Intangible asset amortization	130	152

Adjusted Corporate EBITDA	$2,670	$2,180

Corporate EBITDA per share:
Basic	$0.23	$0.10
Diluted	$0.23	$0.10

Adjusted Corporate EBITDA per share:
Basic	$0.29	$0.24
Diluted	$0.29	$0.24

The following table calculates forecasted Hotel EBITDA for 2011:

	2011
	Low	High

Total revenue	$84,060	$89,154
Less: Total hotel operating expenses	58,035	60,527

Hotel EBITDA	$26,025	$28,628